Taxes on Income (Details Textual) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Taxes on Income (Textual)
Israeli corporate income tax rate	26.50%	26.50%	25.00%
Limitation of tax benefits, description

The duration of tax benefits is subject to a limitation of the earlier of 12 years from commencement of production, or 14 years from the approval date. The Israeli Companies began to utilize such tax benefits in 2010.

Tax-exempt income	$ 36,704
Reduced corporate tax rate income	$ 9,176
Corporate tax rate, description	a Preferred Company is entitled to a reduced corporate flat tax rate of 15% with respect to its preferred income derived by its Preferred Enterprise in 2011-2012, unless the Preferred Enterprise is located in a certain development zone, in which case the rate will be 10%. Such corporate tax rate were reduced to 12.5% and 7%, respectively, in 2013 and increased to 16% and 9% in 2014 and thereafter. Income derived by a Preferred Company from a "Special Preferred Enterprise" (as such term is defined in the Investment Law) would be entitled, during a benefits period of 10 years, to further reduced tax rates of 8%, or to 5% if the Special Preferred Enterprise is located in a certain development zone.
Dividends paid percentage	15.00%	20.00%
Undistributed earnings of foreign subsidiaries	$ 3,052
Carryforward operating tax losses	16,481
Unrecognized tax benefits	26	$ (79)	$ 75
Uncertain tax positions	$ 96	$ 82